EXHIBIT 32
August 9, 2007
Via EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street,
N.W. Washington, D.C. 20549
     RE: Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Ladies and Gentlemen:
     In connection with the Quarterly Report of LL&E Royalty Trust (the “Trust”) on Form 10-Q for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge.
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

The Bank Of New York Trust Company, N.A. Trustee for LL&E Royalty Trust

By:	/s/ MIKE ULRICH
Mike Ulrich
Vice President and Trust Officer

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